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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                     November 19, 2004 (November 15, 2004)


                                 PROTALEX, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Mexico
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                 (State or Other Jurisdiction of Incorporation)

          000-28385                                      91-2003490
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   (Commission File Number)                   (IRS Employer Identification No.)


 145 Union Square Drive, New Hope, PA                        18938-1365
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(Address of Principal Executive Offices)                     (Zip Code)

                                  215-862-9720
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        Protalex, Inc. (the "Company") and Marc L. Rose entered into a letter agreement, effective as of November 15, 2004, concerning Mr. Rose's employment as Vice President of Finance, Chief Financial Officer and Treasurer of the Company. A description of the material terms of this letter agreement are set forth in Item 5.02 of this Current Report on Form 8-K, which description is incorporated by reference in this Item 1.01.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c) On November 15, 2004, Marc L. Rose, 39, became Vice President of Finance, Chief Financial Officer and Treasurer of the Company.

        From March 2001 until November 2004, Mr. Rose was Vice President and Chief Financial Officer of DentalEZ Group. From January 1998 until March 2001, Mr. Rose was Practice Manager of Oracle Consulting Services for Oracle Corporation.

        In connection with his employment, the Company and Mr. Rose entered into a letter agreement, effective as of November 15, 2004, which provides for a monthly salary of $13,750.00 and a grant of options to acquire 100,000 shares of the Company's common stock. These options vest at a rate of 1/48 per month commencing on May 15, 2005, retroactive to November 15, 2004, consistent with the provisions of the Company's Employee Stock Option Plan (the "Plan") and have a 10-year term, subject to the terms of the Plan. The letter agreement also provides for an award of 15,000 restricted shares of the Company's common stock. Mr. Rose is eligible to participate in the Company's annual executive bonus plan, as well as in any life, health, accident, disability, or hospitalization insurance plans, pension plans, or retirement plans as the Company's Board of Directors makes available to the Company's executives as a group.

        Either the Company or Mr. Rose can terminate Mr. Rose's employment at any time, with or without cause, upon notice. If the Company terminates Mr. Rose without cause, he is entitled to monthly payments of up to 1/12th of his base salary at the time of such termination, payable for a period of up to 12 months (the "Severance Payments"). The Severance Payments shall terminate in the event Mr. Rose secures new employment with a base salary equal to or greater than his base salary with the Company in effect on the date of his termination. The Severance Payments will also terminate if Mr. Rose enters into direct or indirect competition with the Company. If Mr. Rose accepts new employment with a base salary less than his base salary in effect as of the date of termination and the severance period has not expired, the Company, in lieu of the remaining Severance Payments to be made, shall pay Mr. Rose the difference between the total amount of the remaining Severance Payments due and the total amount of his new salary payable during the remaining applicable severance period.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Protalex, Inc.
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                                                      (Registrant)


Date:   November 19, 2004                          /s/ Marc L. Rose
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                                         By: Marc L. Rose
                                         Title: Vice President of Finance,
                                                Chief Financial Officer and
                                                Treasurer